HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-5776 - PremierSolutions Cornerstone

_____________________________

Supplement dated December 7, 2016 to your Prospectus

FUND NAME CHANGE

FEDERATED MDT MID CAP GROWTH STRATEGIES FUND – CLASS A

Effective December 29, 2016, Federated MDT Mid Cap Growth Strategies Fund will be re-named Federated MDT Mid Cap Growth Fund.

As a result of the change, all references to Federated MDT Mid Cap Growth Strategies Fund in your Prospectus are deleted and replaced with Federated MDT Mid Cap Growth Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.